3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (n) Leases (Policies)	12 Months Ended
Jan. 31, 2018
Policies
(n) Leases

(n)      Leases

Leases in terms of which the Company assumes substantially all the risks and rewards of ownership are classified as finance leases.  Upon initial recognition, the leased asset is measured at an amount equal to the lower of its fair value and the present value of the minimum lease payments.  Subsequent to initial recognition, the asset is accounted for in accordance with the accounting policy applicable to that asset.  Leases in terms of which the Company does not assume substantially all the risks and rewards of ownership are classified as operating leases, which are recognised as an expense on a straight-line basis over the lease term.  The Company currently does not have any finance leases.